Exhibit 99.2

Brokerage Segment

Risk Management Segment

Corporate Segment

GROWING VALUE

Arthur J. Gallagher & Co. is one of the world’s largest insurance brokers and the world’s largest third-party property/casualty (P/C) claims administrator.

* Gallagher generates approximately 88% of its revenues in the United States, with the remaining 12% derived primarily in Australia, Bermuda, Canada, New Zealand and the United Kingdom.

* According to Business Insurance.

AUGUST 2010

Brokerage Segment 2

Brokerage Acquisition Strategy 4

Risk Management Segment 4 Corporate Segment 5

Insurance Market Overview 6 Condensed Financial Information 7

Why Invest? 8

www.ajg.com

NYSE: AJG

Arthur J. Gallagher & Co.

INVESTMENT PROFILE

GALLAGHER STOCK PERFORMANCE

TOTAL RETURNS JANUARY 1, 2008 - AUGUST 31, 2010

20%

10%

0%

-10%

-20%

-30%

-40%

-50%

AJG

17.7%

S&P 500

-24.0%

Mar.-08 Jun.-08 Sept.-08 Dec.-08 Mar.-08 Jun.-09 Sept.-09 Dec.-09 Mar.-10 Jun-10

Source for data: Bloomberg

AJG

S&P 500

Total Returns assume dividend reinvestment

As of June 30, 2010 (unless otherwise indicated)

Price

52-week high/low

Trailing 12-mos. revenues

Market cap

Indicated annual dividend*

Yield

Shares outstanding

End of fiscal year

Number of employees

$24.38

$27.00 - $20.20

$1.8 billion

$2.6 billion

$1.28*

5.3%

105.2 million

December 31

10,034

* On July 22, 2010, Gallagher’s Board of Directors declared a $0.32 per share third quarter dividend.

BROKERAGE SEGMENT 74% OF 2009 REVENUES

Gallagher operates its Brokerage operations through a network of more than 200 retail and wholesale sales and service offices located throughout the United States and in 14 countries abroad. In addition, Gallagher has developed the Gallagher Optimus Network of independent insurance brokers and consultants that enables it to provide coverage and services to its clients in more than 100 countries around the world.

RETAIL INSURANCE BROKERAGE OPERATIONS

81% OF 2009 BROKERAGE SEGMENT REVENUES

Gallagher negotiates and places nearly all lines of property/casualty (P/C) insurance, employer-provided health and welfare insurance, and retirement solutions, principally for middle-market commercial, industrial, public entity, religious and not-for-profit entities. Revenues are generated through commissions paid by insurance companies, which are usually based upon a percentage of the premium paid by insureds, and through brokerage and advisory fees paid directly by its clients.

Lines of Coverage

Aviation

Casualty

Commercial Auto

Dental

Directors & Officers Liability

Disability

Earthquake

Errors & Omissions

Fire

General Liability

Life

Marine

Medical

Product Liability

Professional Liability

Property

Retirement Solutions

Voluntary Benefits

Wind

Workers Compensation

Gallagher’s retail brokerage operations are organized into approximately 180 geographic profit centers located primarily throughout United States, Canada, United Kingdom, Bermuda and Australia. They operate primarily within certain key niche/practice groups, which account for approximately 65% of Gallagher’s retail brokerage revenues. These specialized teams target areas of business and/or industries in which Gallagher has developed a depth of expertise and a large client base.

Gallagher’s specialized focus on these niche/practice groups allows for highly-focused marketing efforts and facilitates the development of value-added products and services specific to those industries or business segments. Gallagher believes that the detailed understanding and broad client contacts developed within these niche/practice groups provide Gallagher with a competitive advantage.

Gallagher anticipates that the greatest revenue growth over the next several years within its retail brokerage operations will continue to come from its niche/practice groups and middle-market accounts; cross-selling new brokerage products and services to existing customers; developing and managing alternative market mechanisms, such as captives, rent-a-captives, deductible plans and self-insurance; and mergers and acquisitions.

2 INVESTMENT PROFILE AUGUST 2010

Niche/Practice Groups

Agribusiness

Aviation & Aerospace

Captive Consulting

Construction

Cyber Risk

Energy

Entertainment

Global Risks

Habitational

Healthcare

Higher Education

Hospitality

Institutional Services

Marine

Manufacturing

Personal

Professional Groups

Private Equity

Public Entity

Real Estate

Religious/Not-for-Profit

Restaurant

Scholastic

Technology/Telecom

Transportation

WHOLESALE INSURANCE BROKERAGE OPERATIONS

19% OF 2009 BROKERAGE SEGMENT REVENUES

Gallagher’s wholesale brokerage operations assist retail brokers and agents in the placement of specialized, unique and hard-to-place insurance programs. Wholesale revenues are generated from sharing the commissions paid to the retail broker by the insurance carrier.

Gallagher’s wholesale brokerage operations are organized into more than 60 geographic profit centers located primarily in the United States and Bermuda, and through its approved Lloyd’s of London broker. In certain cases Gallagher acts as a brokerage wholesaler and in other cases Gallagher acts as a managing general agent, distributing specialized insurance coverages for insurance carriers.

More than 80% of Gallagher’s wholesale brokerage revenues come from retail brokers and agents who are not affiliated with Gallagher. Based on wholesale premium volume from P/C risks, Gallagher’s U.S. wholesale brokerage operation currently ranks as the largest domestic managing general agency, according to Business Insurance magazine.

Gallagher anticipates growing its wholesale brokerage operations by increasing its number of broker clients, by developing new managing general agency programs, and through mergers and acquisitions.

Gallagher Optimus Network

The Gallagher Optimus Network is a global alliance of independent broker partners. Optimus Network partners are selected by Gallagher based upon common business philosophies and the partners’ strengths and service capabilities within their respective countries. Through the Gallagher Optimus Network and its own international operations, Gallagher offers client-service capabilities in more than 100 countries around the world.

INVESTMENT PROFILE AUGUST 2010 3

Brokerage Segment Acquisition Strategy

Gallagher is highly growth-oriented. Its Brokerage Segment growth strategy has two primary components: organic growth through new business production and the strategic acquisition of complementary businesses. Gallagher completed and integrated approximately 245 acquisitions from 1985 through June 2010, substantially all within the Brokerage Segment. Most were regional or local retail or wholesale brokers possessing a strong middle-market focus or significant expertise in a desirable market niche. Gallagher typically acquires companies that generate between $2 million and $10 million in annual revenues. In addition, Gallagher is focused on international expansion through acquisitions and joint ventures, where the company begins its relationship with an equity position.

Gallagher is highly selective. An acquisition must offer significant benefits, such as expanding the company’s talent pool, enhancing its geographic presence and service capabilities, and/or broadening and further diversifying its business mix. In selecting acquisition candidates, Gallagher also focuses on:

a company culture that matches its own

a profitable, growing business that could further enhance its ability to compete by gaining access to Gallagher’s greater resources clearly defined financial criteria.

Contributing to the company’s success as an acquirer is its attractiveness as a merger partner. Gallagher believes that growth-oriented independent brokers and consultants are attracted by its aggressive, sales-oriented culture, team-based approach and depth of resources.

RISK MANAGEMENT SEGMENT 26% OF 2009 REVENUES

Based on revenues, Gallagher’s Risk Management operation currently ranks as the world’s largest third-party P/C claims administrator, according to Business Insurance magazine. Gallagher provides contract claims settlement and administration services for entities that choose to self-insure and insurance companies that choose to outsource their claims-handling services.

Expertise

Real-time Claims Management

Recoveries (subrogation, salvage, etc.)

Appraisal Services

Litigation Management

Information Management

Managed Care Services

Risk Control Services

Safety Programs

Settlement Management

Education & Training

4 INVESTMENT PROFILE AUGUST 2010

Approximately 69% of Gallagher’s Risk Management Segment revenues are derived from managing workers compensation-related claims, 27% are from general and commercial auto liability-related claims, and 4% are from property-related claims. In addition, Gallagher generates revenues from integrated disability management programs, information services, risk control consulting (loss control) services and appraisal services, either individually or in combination with managing claims. Revenues are substantially in the form of fees, generally negotiated in advance, on a per-claim or per-service basis, depending upon the type and estimated volume of the services to be performed.

Gallagher manages its third-party claims management operations through a network of approximately 110 offices located throughout the United States, the United Kingdom, Australia, New Zealand and Canada. Clients are primarily Fortune 1000 companies, larger middle-market companies, not-for-profit organizations and public entities. More than 84% of Gallagher’s risk management revenues come from clients that do not use Gallagher as their retail or wholesale insurance broker.

The Risk Management Segment expects its most significant growth prospects through the next several years to come from Fortune 1000 companies, governmental agencies, larger middle-market companies, captives, program business and the outsourcing of insurance company claims departments.

CORPORATE SEGMENT

Gallagher’s debt, clean-energy ventures, external acquisition-related costs and other corporate costs are reported in this segment.

With respect to the clean-energy ventures, Gallagher owns positions in various commercial facilities that help several coal-fired utilities eliminate large quantities of potentially harmful emissions.

Gallagher owns minority positions in six of these facilities, which are currently operating under temporary regulatory operating permits. Related to these ventures, Gallagher recognizes earnings from a combination of its minority share of the ventures’ operating earnings and income tax credits under Section 45 of the Internal Revenue Code (IRC Section 45). Throughout 2010, these ventures will seek to optimize the facilities’ operations and meet the requirements to obtain necessary permanent regulatory operating permits. These six facilities currently in operation could generate net earnings for Gallagher of $5 million to $7 million for the remainder of 2010.

Gallagher also owns majority positions in two similar facilities, which as planned, did not operate in second quarter while Gallagher seeks operating sites and co-investors for these facilities.

If all eight facilities are operating, Gallagher’s clean-energy ventures could potentially earn up to $10 million of quarterly net earnings from 2011 through 2019, from a combination of pretax income and tax credits under IRC Section 45. Gallagher can make no assurances regarding the number of such facilities that will be in operation in a particular period.

INVESTMENT PROFILE AUGUST 2010 5

INSURANCE MARKET OVERVIEW

Fluctuations in premiums charged by P/C insurance carriers have a direct and potentially material impact on the insurance brokerage industry. Commission revenues are generally based on a percentage of the premiums paid by insureds and normally follow premium levels. Insurance premiums are cyclical in nature and may vary widely based on market conditions. Various factors — including competition for market share among insurance carriers, increased underwriting capacity and improved economies of scale following consolidations — can result in flat or reduced premium rates (a “soft” market). A soft market tends to put downward pressure on commission revenues. Various countervailing factors, such as heavier-than-anticipated loss experience or capital shortages, can result in increases in premium rates (a “hard” market). A hard market tends to favorably impact commission revenues. Hard and soft markets may be broad-based or more narrowly focused across individual product lines or geographic areas.

From 2004 through June 2010, the P/C market has been soft in most lines and geographic areas. A quarterly market survey conducted by the Council of Insurance Agents & Brokers in the second quarter of 2010 indicated that the level of rate reductions for commercial business averaged 6.4%, year-over-year, compared with a 5.3% year-over-year decline in the first quarter of 2010.

Information Regarding Forward-Looking Statements

This investment profile contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this investment profile, the words “anticipates,” “believes,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this investment profile include, but are not limited to, statements related to anticipated areas of revenue growth within the Brokerage and Risk Management Segments, Gallagher’s acquisition strategy and level of acquisition activity, future income and tax credits generated by Gallagher’s clean-energy facilities, and future trends in the insurance and insurance brokerage industries. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

changes in worldwide and national economic conditions, changes in premium rates and insurance markets generally, and changes in the insurance brokerage industry’s competitive landscape could impact Gallagher’s future revenue growth, its acquisition program, and trends in the insurance and insurance brokerage industries; and

uncertainties related to Gallagher’s IRC Section 45 investments, including uncertainties related to (i) receipt by Gallagher’s utility partners of long-term permits, (ii) Gallagher’s ability to find operating sites and co-investors for its non-operating facilities, (iii) potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section 45, (iv) utilities’ future use of coal to generate electricity, (v) operational risks at Gallagher’s IRC Section 45 facilities, (vi) business risks relating to Gallagher’s co-investors and partners, (vii) intellectual property risks and (viii) environmental risks, could impact Gallagher’s future income and tax credits generated by its clean-energy facilities.

Refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures

This investment profile includes references to non-GAAP measures as defined under SEC rules, including EBITDAC and EBITDAC margin. As required by SEC rules, Gallagher has provided a reconciliation of each such measure to the most directly comparable GAAP measure, on its Web site at www.ajg.com under “Investor Relations.”

6 INVESTMENT PROFILE AUGUST 2010

Arthur J. Gallagher & Co. | Condensed Quarterly Segment Financial Information—2008 through June 30,2010

(Unaudited—in millions, except per share data and other information)

	2008					2009					2010	
	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q	3rd Q	4th Q	Full Year	1st Q	2nd Q
BROKERAGE SEGMENT												
Revenues	$ 258.0	$ 312.2	$ 314.4	$ 303.2	$1,187.8	$ 289.5	$ 340.1	$ 325.8	$ 320.8	$1,276.2	$ 304.4	$ 347.0
Earnings from continuing operations before income taxes	19.5	65.6	59.5	27.0	171.6	39.2	69.5	61.4	32.2	202.3	39.4	62.8
Earnings from continuing operations	11.9	39.2	36.1	17.0	104.2	24.1	41.5	36.9	21.2	123.7	23.5	37.4
Growth–revenues excluding retail contingent commissions	11%	6%	8%	2%	7%	12%	9%	4%	6%	7%	5%	2%
Pretax profit margin (1)	8%	21%	19%	9%	14%	14%	20%	19%	10%	16%	13%	18%
EBITDAC margin (2)	12%	26%	24%	15%	20%	19%	26%	25%	16%	22%	20%	24%
Diluted earnings per share from continuing operations	$ 0.13	$ 0.42	$ 0.38	$ 0.18	$ 1.11	$ 0.25	$ 0.41	$ 0.36	$ 0.21	$ 1.23	$ 0.23	$ 0.36
RISK MANAGEMENT SEGMENT												
Revenues	$ 116.2	$ 115.2	$ 118.6	$ 114.9	$ 464.9	$ 112.2	$ 113.3	$ 113.5	$ 114.2	$ 453.2	$ 110.5	$ 111.4
Earnings from continuing operations before income taxes	13.8	12.2	11.1	8.8	45.9	14.3	13.4	14.3	6.6	48.6	15.4	13.4
Earnings from continuing operations	8.5	7.4	7.0	5.3	28.2	8.7	7.9	8.7	5.4	30.7	9.2	8.1
Growth (decline)–revenues	9%	7%	8%	-3%	5%	-3%	-2%	-4%	-1%	-3%	-2%	-2%
Pretax profit margin (1)	12%	11%	9%	8%	10%	13%	12%	13%	6%	11%	14%	12%
EBITDAC margin (2)	15%	14%	12%	10%	12%	16%	14%	15%	8%	13%	17%	15%
Diluted earnings per share from continuing operations	$ 0.09	$ 0.08	$ 0.08	$ 0.05	$ 0.30	$ 0.09	$ 0.08	$ 0.09	$ 0.05	$ 0.30	$ 0.09	$ 0.08
BROKERAGE & RISK MGMT. COMBINED												
Revenues	$ 374.2	$ 427.4	$ 433.0	$ 418.1	$1,652.7	$ 401.7	$ 453.4	$ 439.3	$ 435.0	$1,729.4	$ 414.9	$ 458.4
Earnings from continuing operations before income taxes	33.3	77.8	70.6	35.8	217.5	53.5	82.9	75.7	38.8	250.9	54.8	76.2
Earnings from continuing operations	20.4	46.6	43.1	22.3	132.4	32.8	49.4	45.6	26.6	154.4	32.7	45.5
Growth–revenues	10%	6%	8%	1%	6%	7%	6%	1%	4%	5%	3%	1%
Pretax profit margin (1)	9%	18%	16%	9%	13%	13%	18%	17%	9%	15%	13%	17%
EBITDAC margin (2)	13%	22%	20%	14%	18%	18%	23%	22%	14%	20%	19%	22%
Diluted earnings per share from continuing operations	$ 0.22	$ 0.50	$ 0.46	$ 0.23	$ 1.41	$ 0.34	$ 0.49	$ 0.45	$ 0.26	$ 1.53	$ 0.32	$ 0.44
CORPORATE SEGMENT												
Net operating activity	$ 0.1	$ (1.2)	$ (14.1)	$ (10.1)	$ (25.3)	$ (2.7)	$ (1.8)	$ (5.8)	$ (1.0)	$ (11.3)	$ (3.3)	$ (3.6)
Interest expense	6.5	7.3	7.1	7.7	28.6	7.3	7.0	6.8	7.4	28.5	8.6	8.7
Loss from continuing operations before income taxes	(6.4)	(8.5)	(21.2)	(17.8)	(53.9)	(10.0)	(8.8)	(12.6)	(8.4)	(39.8)	(11.9)	(12.3)
Loss from continuing operations	(4.1)	(4.9)	(1.4)	(10.6)	(21.0)	(4.5)	(5.6)	(4.0)	(7.2)	(21.3)	(3.5)	(3.6)
Diluted loss per share from continuing operations	$ (0.04)	$ (0.05)	$ (0.02)	$ (0.11)	$ (0.23)	$ (0.05)	$ (0.05)	$ (0.04)	$ (0.07)	$ (0.21)	$ (0.04)	$ (0.04)
TOTAL COMPANY												
Revenues	$ 375.8	$ 428.9	$ 428.2	$ 412.1	$1,645.0	$ 401.1	$ 453.6	$ 439.5	$ 435.1	$1,729.3	$ 482.4	$ 459.5
Earnings from continuing operations before income taxes	26.9	69.3	49.4	18.0	163.6	43.5	74.1	63.1	30.4	211.1	42.9	63.9
Earnings from continuing operations	16.3	41.7	41.7	11.7	111.4	28.3	43.8	41.6	19.4	133.1	29.2	41.9
Diluted earnings per share from continuing operations	$ 0.18	$ 0.45	$ 0.44	$ 0.12	$ 1.18	$ 0.29	$ 0.44	$ 0.41	$ 0.19	$ 1.32	$ 0.28	$ 0.40
Dividends declared per share	$ 0.32	$ 0.32	$ 0.32	$ 0.32	$ 1.28	$ 0.32	$ 0.32	$ 0.32	$ 0.32	$ 1.28	$ 0.32	$ 0.32
CONDENSED BALANCE SHEET												
Total assets	$3,340.9	$3,508.5	$3,197.2	$3,271.3		$3,108.6	$3,652.5	$3,241.1	$3,250.3		$3,232.1	$3,555.8
Total liabilities	$2,642.3	$2,783.3	$2,422.2	$2,532.8		$2,310.4	$2,812.7	$2,372.0	$2,357.4		$2,315.4	$2,590.4
Total stockholders' equity	$ 698.6	$ 726.2	$ 775.0	$ 738.5		$ 798.2	$ 839.8	$ 869.1	$ 892.9		$ 916.7	$ 965.4
OTHER INFORMATION												
Diluted weighted average shares (000s)	92,898	93,545	94,556	95,990	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648
Common shares repurchased (000s)	26	20	3	6	55	11	7	17	10	45	9	6
Annualized return on beginning stockholders' equity (3)	NMF	10%	14%	11%	11%	14%	19%	20%	17%	17%	13%	16%
Number of acquisitions closed	11	9	8	9	37	3	6	2	4	15	3	5
Workforce from continuing operations	9,329	9,534	9,573	9,863		9,986	10,145	10,015	9,840	9,840	9,734	10,034
TOTAL COMPANY EBITDAC (4)												
Net earnings (loss)	$ (6.0)	$ 40.8	$ 37.8	$ 4.7	$ 77.3	$ 26.4	$ 43.8	$ 41.6	$ 16.8	$ 128.6	$ 29.2	$ 44.0
(Earnings) loss on discontinued operations, net of income taxes	22.3	0.9	3.9	7.0	34.1	1.9	-	-	2.6	4.5	-	(2.1)
Earnings from continuing operations	16.3	41.7	41.7	11.7	111.4	28.3	43.8	41.6	19.4	133.1	29.2	41.9
Provision for income taxes	10.6	27.6	7.7	6.3	52.2	15.2	30.3	21.5	11.0	78.0	13.7	22.0
Interest	6.5	7.3	7.1	7.7	28.6	7.3	7.0	6.8	7.4	28.5	8.6	8.7
Depreciation	6.9	7.9	8.0	7.2	30.0	7.7	7.5	7.7	7.7	30.6	7.7	8.0
Amortization	8.9	10.3	10.2	14.3	43.7	12.4	14.1	13.8	14.7	55.0	13.9	16.6
Change in estimated acquisition earnout payables	-	-	-	-	-	-	1.4	1.2	1.5	4.1	1.9	(0.9)
Total company EBITDAC	$ 49.2	$ 94.8	$ 74.7	$ 47.2	$ 265.9	$ 70.9	$ 104.1	$ 92.6	$ 61.7	$ 329.3	$ 75.0	$ 96.3

(1) Represents pretax earnings from continuing operations divided by total revenues.
(2) Represents earnings from continuing operations before interest, income taxes, depreciation, amortization and change in estimated acquisition earnout payables (EBITDAC) divided by total revenues.
(3) Represents annualized year-to-date net earnings divided by total stockholders' equity as of the beginning of the year.
(4) Represents earnings from continuing operations before interest, income taxes, depreciation, amortization and change in estimated acquisition earnout payables.

For a more detailed and printer-friendly version, including complete SEC filings, see www.ajg.com.

INVESTMENT PROFILE AUGUST 2010 7

WHY INVEST?

BROKERAGE & RISK MANAGEMENT REVENUES

FROM CONTINUING OPERATIONS* (in millions)

7% CAGR

$2,000

$1,700

$1,400

$1,100

$800

$500

$200

$1,209

$1,316

$1,408

$1,558

$1,653

$1,729

2004

2005

2006

2007

2008

2009

Dividends Per Share

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

17% Average Annual Increase

$0.05

$1.28**

1986

2010

* All information as originally reported (excluding discontinued operations and retail contingent commissions). See important disclosures regarding Non-GAAP measures.

** Indicated – On July 22, 2010, Gallagher’s Board of Directors declared a $.32 per share quarterly dividend.

Arthur J. Gallagher & Co.

FOR ADDITIONAL INFORMATION:

Marsha J. Akin — Investor Relations | 630.773.3800

8 INVESTMENT PROFILE AUGUST 2010